Exhibit 10.2

The Board of Directors of Marshall Edwards Inc.

Marshall Edwards, Inc.

11975 El Camino Real

Suite 101

San Diego, CA 92130

Dear Board members:

On behalf of Novogen Limited (“Novogen”), Novogen unconditionally commits to make an equity investment in our subsidiary, Marshall Edwards Inc., in an amount of no less than $2,000,000 on or before June 30, 2012.

Executed on the 28th day of September 2011:

By:	/s/ William Rueckert
William Rueckert, Chairman
Novogen Limited

140 Wicks Road, North Ryde NSW 2113

Tel: +6 12 9878 0088 Fax: +61 2 9878 0055